UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 12, 2008

(Date of Earliest Event Reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 12, 2008, KPMG LLP, independent registered public accounting firm, completed its 2007 audit of Penn Virginia Resource GP, LLC, general partner of Penn Virginia Resource Partners, L.P. Attached hereto as Exhibit 99.1 is an audited balance sheet, accompanying notes and a report of KPMG LLP for Penn Virginia Resource GP, LLC.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

23.1	Consent of KPMG LLP

99.1	Audited Balance Sheet of Penn Virginia Resource GP, LLC at December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2008

Penn Virginia Resource Partners, L.P.
By:	Penn Virginia Resource GP, LLC, its general partner

By:	/s/ Frank A. Pici
Name:	Frank A. Pici
Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited Balance Sheet of Penn Virginia Resource GP, LLC at December 31, 2007